Financial Assets and Liabilities	3 Months Ended
Mar. 31, 2026
Subclassifications of assets, liabilities and equities [abstract]
Financial Assets and Liabilities

Note 11—Financial Assets and Liabilities

Financial assets and liabilities comprise the following:

(EUR’000)	March 31, 2026	December 31, 2025
Financial assets by category
Trade receivables	178,676	141,333
Other receivables (excluding indirect tax receivables)
Lease receivables	26,571	10,268
Other receivables	11,710	9,322
Cash and cash equivalents	572,820	616,041
Financial assets measured at amortized cost	789,777	776,964
Total financial assets	789,777	776,964
Classified in the statement of financial position
Non-current assets	27,367	10,870
Current assets	762,410	766,094
Total financial assets	789,777	776,964

Financial liabilities by category
Borrowings
Convertible senior notes	448,176	429,391
Royalty funding liabilities	298,052	290,871
Lease liabilities	150,436	151,524
Trade payables and accrued expenses	78,588	90,657
Other liabilities (excluding indirect tax, and employee related payables)	14,325	1,046
Financial liabilities measured at amortized cost	989,577	963,489
Derivative liabilities	290,482	256,231
Financial liabilities measured at fair value through profit or loss	290,482	256,231
Total financial liabilities	1,280,059	1,219,720
Classified in the statement of financial position
Non-current liabilities	386,106	385,254
Current liabilities	893,953	834,466
Total financial liabilities	1,280,059	1,219,720

Borrowings

Convertible Senior Notes

In March 2022, the Company issued an aggregate principal amount of $575 million of fixed rate 2.25% convertible notes. The net proceeds from the offering of the convertible notes were $557.9 million (€503.3 million) after deducting the initial purchasers’ discounts and commissions and offering expenses. The convertible notes rank equally in right of payment with all future senior unsecured indebtedness. Unless earlier converted or redeemed, the convertible notes will mature on April 1, 2028.

The convertible notes accrue interest at a rate of 2.25% per annum, payable semi-annually in arrears on April 1 and October 1 of each year. At any time before the close of business on the second scheduled trading day immediately before the maturity date, noteholders may convert their convertible notes at their option into the Company’s ordinary shares represented by ADSs, together, if applicable, with cash in lieu of any fractional ADS, at the then-applicable conversion rate. The initial conversion rate is 6.0118 ADSs per $1,000 principal amount of convertible notes, which represents an initial conversion price of $166.34 per ADS. The conversion rate and conversion price will be subject to customary adjustments upon the occurrence of certain events.

The convertible notes are optionally redeemable, in whole or in part (subject to certain limitations), at the Company’s option at any time, and from time to time, on or after April 7, 2025, but only if the last reported sale price per ADS exceeds 130% of the conversion price on (i) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Company sends the related optional redemption notice; and (ii) the trading day immediately before the date the Company sends such notice.

As of March 31, 2026, the carrying amount of the convertible notes was €448.2 million, and the fair value was €448.4 million. Fair value cannot be measured based on quoted prices in active markets or other observable inputs, and accordingly the fair value was, from and including December 31, 2025, measured by using the last reported sale price. Prior to December 2025, the fair value was measured by using an estimated market rate for an equivalent non-convertible instrument.

On May 6, 2026, the Company completed its previously announced optional redemption process in respect of all of the aggregate principal amount outstanding of its 2.25% convertible notes due 2028. Refer to Note 12, “Subsequent Events” for further details.

Royalty Funding Liabilities

The Company has entered into capped synthetic royalty funding agreements with Royalty Pharma (the “Purchaser”), which is presented as part of borrowings, and represents the Company’s contractual obligations to pay a predetermined percentage of future commercial revenue until reaching a predetermined multiple of proceeds received, according to the detailed provisions of the synthetic royalty funding agreements.

As of March 31, 2026, the carrying amount of the royalty funding liabilities was €298.1 million, and the fair value was €302.7 million. Fair value cannot be measured based on quoted prices in active markets or other observable inputs, and accordingly the fair value was measured by using an estimated market rate for an equivalent instrument.

YORVIPATH Agreement

In September 2024, the Company entered into a $150.0 million capped synthetic royalty funding agreement (the “Royalty Pharma Yorvipath Agreement”) with the Purchaser. The net proceeds were $148.2 million (€134.2 million) after deducting offering expenses.

Under the terms of the Royalty Pharma Yorvipath Agreement, the Company received an upfront payment of $150.0 million (the “Yorvipath Purchase Price”) in exchange for a 3% royalty on net revenue from sales of YORVIPATH in the U.S. (the “Yorvipath Revenue Payments”). The Yorvipath Revenue Payments to the Purchaser will cease upon reaching a multiple of the Yorvipath Purchase Price of 2.0 times, or 1.65 times if the Purchaser receives Yorvipath Revenue Payments in that amount by December 31, 2029.

The Royalty Pharma Yorvipath Agreement includes a buy-out option, which provides the Company with the right to settle all outstanding liabilities at any time by paying a buy-out amount equal to 2.0 times the Yorvipath Purchase Price minus the Yorvipath Revenue Payments paid to the Purchaser as of the effective date of the buy-out notice. However, if the buy-out notice is provided on or prior to September 30, 2028, and the Company has paid the Purchaser Yorvipath Revenue Payments equal to the Yorvipath Purchase Price as of the date of the buy-out notice, then the buy-out amount is equal to 1.65 times the Yorvipath Purchase Price minus the Yorvipath Revenue Payments paid to the Purchaser as of the effective date of the buy-out notice.

SKYTROFA Agreement

In September 2023, the Company entered into a $150.0 million capped synthetic royalty funding agreement (the “Royalty Pharma Skytrofa Agreement”) with the Purchaser. The net proceeds were $146.3 million (€136.3 million) after deducting offering expenses.

Under the terms of the Royalty Pharma Skytrofa Agreement, the Company received an upfront payment of $150.0 million (the “Skytrofa Purchase Price”) in exchange for a 9.15% royalty on net revenue from sales of SKYTROFA in the U.S., beginning on January 1, 2025 (the “Skytrofa Revenue Payments”). The Skytrofa Revenue Payments to the Purchaser will cease upon reaching a multiple of the Skytrofa Purchase Price of 1.925 times, or 1.65 times if the Purchaser receives Skytrofa Revenue Payments in that amount by December 31, 2031.

The Royalty Pharma Skytrofa Agreement includes a buy-out option, which provides the Company with the right to settle all outstanding liabilities at any time by paying a buy-out amount equal to 1.925 times the Skytrofa Purchase Price minus the Skytrofa Revenue Payments paid to the Purchaser as of the effective date of the buy-out notice. However, if the buy-out notice is provided on or prior to December 31, 2028, and the Company has paid the Purchaser Skytrofa Revenue Payments equal to the Skytrofa Purchase Price as of the date of the buy-out notice, then the buy-out amount is equal to 1.65 times the Skytrofa Purchase Price minus the Skytrofa Revenue Payments paid to the Purchaser as of the effective date of the buy-out notice.

Derivative Liabilities

Derivative liabilities relate to the foreign currency conversion option embedded in the convertible notes.

Fair value cannot be measured based on quoted prices in active markets or other observable inputs, and accordingly, derivative liabilities are measured by using the Black-Scholes option pricing model. Fair value of the option is calculated, applying the following assumptions: (1) conversion price; (2) the Company’s share price; (3) maturity of the option; (4) a risk-free interest rate equaling the effective interest rate on a U.S. government bond with the same lifetime as the maturity of the option; (5) an expected dividend yield of zero; and (6) an expected volatility using the Company’s share price (48.6% and 48.9% as of March 31, 2026 and December 31, 2025, respectively).

For additional description of fair values, refer to the following section “Fair Value Measurement.”

Sensitivity Analysis

As of March 31, 2026, all other inputs and assumptions held constant, a 10% relative increase in volatility, will increase the fair value of derivative liabilities by €12.5 million and indicates a decrease in profit or loss and equity before tax. Similarly, a 10% relative decrease in volatility indicates the opposite impact.

Similarly, as of March 31, 2026, all other inputs and assumptions held constant, a 10% increase in the share price, will increase the fair value of derivative liabilities by €57.6 million and indicates a decrease in profit or loss and equity before tax. Similarly, a 10% decrease in the share price indicates the opposite impact.

Fair Value Measurement

Because of the short-term maturity for cash and cash equivalents, receivables and trade payables, their fair value approximates carrying amount. Fair value of lease liabilities is not disclosed. Fair value compared to carrying amount of convertible notes, royalty funding liabilities and derivative liabilities, and their level in the fair value hierarchy is summarized in the following table, where:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

Level 3 inputs are unobservable inputs for the asset or liability.

	March 31, 2026		December 31, 2025
(EUR’000)	Carrying amount	Fair value	Carrying amount	Fair value	Fair value level
Convertible senior notes	448,176	448,447	429,391	426,429	2
Royalty funding liabilities	298,052	302,675	290,871	296,899	3
Financial liabilities measured at amortized cost	746,228	751,122	720,262	723,328
Derivative liabilities	290,482	290,482	256,231	256,231	3
Financial liabilities measured at fair value through profit or loss	290,482	290,482	256,231	256,231

The following table specifies movements in Level 3 fair value measurements:

(EUR’000)	2026	2025
Derivative liabilities
January 1	256,231	150,670
Remeasurement recognized in finance (income) or expense	34,251	23,911
March 31	290,482	174,581

Maturity Analysis

The following table summarizes maturity analysis (on an undiscounted basis) for non-derivative financial liabilities recognized in the unaudited condensed consolidated interim statements of financial position.

(EUR’000)	< 1 year	1-5 years	>5 years	Total contractual cash-flows	Carrying amount
Financial liabilities
March 31, 2026
Borrowings (excluding lease liabilities)	55,863	833,037	124,530	1,013,430	746,228
Lease liabilities	21,474	82,273	90,277	194,024	150,436
Trade payables, accrued expenses and other liabilities	92,913	—	—	92,913	92,913
Total financial liabilities	170,250	915,310	214,807	1,300,367	989,577

“Borrowings (excluding lease liabilities)” comprise convertible notes and royalty funding liabilities. Expected maturity for royalty funding liabilities is based on anticipated amount and timing of future revenue from sale of commercial products. Further details regarding the payment structure of the royalty funding agreements are provided above.